                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement                    [ ]    Confidential, for Use of the
[X]   Definitive Proxy Statement                            Commission Only (as permitted
[ ]   Definitive Additional Materials                       by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            FIRSTFED BANCORP, INC.
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     2.   Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4.   Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     5.   Total Fee Paid:
     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:

     _______________________________

     2.  Form, Schedule or Registration Statement No.:

     _______________________________

     3.  Filing Party:

     _______________________________

     4.  Date Filed:

     _______________________________

                                 June 19, 1996



Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") to be held at the main office of the Company located at 1630 Fourth Avenue North, Bessemer, Alabama, on Tuesday, July 23, 1996 at 4:30 p.m., local time.

The attached Notice of Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company's two financial institution subsidiaries, First Federal Savings Bank and First State Bank of Bibb County. Directors and officers of the Company as well as representatives of Arthur Andersen LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. Your vote is important, regardless of the number of shares you own. this will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.

                         Sincerely,

                         /s/ B.K. Goodwin, III

                         B. K. Goodwin, III
                         Chairman of the Board, Chief Executive
                          Officer and President

                            FIRSTFED BANCORP, INC.
                           1630 FOURTH AVENUE NORTH
                           BESSEMER, ALABAMA  35020
                                (205) 428-8472

- - --------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 23, 1996
- - --------------------------------------------------------------------------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FirstFed Bancorp, Inc. (the "Company") will be held at the main office of the Company located at 1630 Fourth Avenue North, Bessemer, Alabama, on Tuesday, July 23, 1996 at 4:30 p.m., local time.

  A Proxy Card and a Proxy Statement for the Meeting are enclosed.

  The Meeting is for the purpose of considering and acting upon the following matters:

          (i) The election of three directors of the Company for terms of three years;

          (ii) The approval of the FirstFed Bancorp, Inc. 1995 Stock Option and Incentive Plan; and

          (iii) The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors is not aware of any other business to come before the Meeting.

  Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on June 7, 1996, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

  You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Lynn J. Joyce

                         Lynn J. Joyce
                         Secretary
Bessemer, Alabama
June 19, 1996

- - --------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.  A SELF-ADDRESSED
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.
- - --------------------------------------------------------------------------------

                                PROXY STATEMENT

                                      OF

                            FIRSTFED BANCORP, INC.

                           1630 FOURTH AVENUE NORTH
                           BESSEMER, ALABAMA  35020

                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 23, 1996

- - --------------------------------------------------------------------------------
                                   GENERAL
- - --------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstFed Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 1630 Fourth Avenue North, Bessemer, Alabama, on Tuesday, July 23, 1996 at 4:30 p.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about June 19, 1996.

- - --------------------------------------------------------------------------------
                      VOTING AND REVOCABILITY OF PROXIES
- - --------------------------------------------------------------------------------

  Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. if any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

  Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Lynn J. Joyce, Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. A proxy will not be voted if a stockholder attends the Meeting and votes in person. However, the mere presence of a stockholder at the Meeting will not, by itself, revoke such stockholder's proxy.

- - --------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
- - --------------------------------------------------------------------------------

  Stockholders of record as of the close of business on June 7, 1996 (the "Record Date"), are entitled to one vote for each share of the Company's common stock, par value $0.01 per share (the "Common Stock"), then held, except that pursuant to the Company's Restated Certificate of Incorporation, beneficial owners of shares of Common Stock exceeding 10% of the then-outstanding shares of Common Stock are not permitted to vote such excess shares. As of the Record Date, the Company had 732,414 shares of Common Stock issued, of which 612,740 shares were outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Meeting.

  The following table sets forth information as of the Record Date with respect to any person, including any group of persons, known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock. For information with respect to beneficial ownership of the Common Stock by individual directors, certain executive officers and all directors and executive officers of the Company as a group, see "Proposal I -- Election of Directors -- Security Ownership of Management."


NAME AND ADDRESS                            NUMBER OF    PERCENT
OF BENEFICIAL OWNER                        SHARES  (1)  OF CLASS
- - -------------------                        -----------  ---------

First Federal Savings Bank
Employee Stock Ownership Plan and Trust
  1630 Fourth Avenue North
  Bessemer, Alabama  35020                 40,885  (2)      6.67%

Wellington Management Company  (3)
  75 State Street
  Boston, Massachusetts  02109             63,000          10.28%

SoGen International Fund, Inc.
  50 Rockefeller Plaza
  New York, NY  10020                      43,967           7.18%

- - ------------------

(1) Based on information furnished by the respective beneficial owners. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, if that person either has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock.
(2) Shares of Common Stock were acquired by the Employee Stock Ownership Plan and Trust ("ESOP") in connection with the mutual-to-stock conversion (the "Conversion") of First Federal Savings Bank ("First Federal"), the Company's wholly owned savings bank subsidiary. A committee consisting of all directors of the Company administers the ESOP. An unrelated corporate trustee for the ESOP (the "ESOP Trustee") has been appointed by the Board of Directors, which may instruct the ESOP Trustee regarding investment of funds contributed to the

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

     ESOP. Shares held by the ESOP and allocated to participating employees must be voted in accordance with the instructions received from the participating employees. Unallocated shares, and allocated shares for which no instruction has been received, will be voted in the same proportion as the allocated shares for which instruction has been received. As of the Record Date, 26,960 shares of Common Stock in the ESOP had been allocated to participating employees, and, therefore, the ESOP Trustee will vote the remaining 13,925 unallocated shares in the same proportion as allocated shares.
(3)  Includes First Financial Fund, a mutual fund.

  Based solely on the Company's review of the copies of ownership reports which it has received in the past fiscal year, or written representations from officers, from directors or from persons who own more than 10% of the Common Stock that no annual report of change in beneficial ownership was required, and other than Director Koikos and James E. Smith, Vice President, who each reported transactions on year-end Form 5's rather than Form 4's due earlier, the Company believes that during the fiscal year ended March 31, 1996 ("fiscal 1996"), all the filing requirements applicable to such persons have been timely met.

- - --------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
- - --------------------------------------------------------------------------------

  The Company's Board of Directors currently is composed of nine members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as directors James E. Mulkin, E. H. Moore, Jr. and James B. Koikos, all of whom are currently members of the Board, to each serve as directors for three-year terms and until their successors are elected and qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

  It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies that have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

  The following table sets forth the names of the Board of Directors' nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is each person's age, the year he first became a director of First Federal and the expiration of his term as a director. Each director of the Company is also a member of the Board of Directors of First Federal, its wholly owned savings bank subsidiary. In addition, B. K. Goodwin, III, who serves as Chairman of the Board of Directors of the Company, also serves as Chairman of the Board of Directors of First State Bank of Bibb County ("First State"), which is wholly owned by First State Corporation, a wholly owned subsidiary of the Company. No other director of the Company serves as a director of First State.

                                                           YEAR FIRST
                                                AGE AT     ELECTED AS       CURRENT
                                                RECORD     DIRECTOR OF       TERM
NAME                                             DATE   FIRST FEDERAL (1)  TO EXPIRE
- - ----                                            ------  -----------------  ---------

                            BOARD NOMINEES FOR TERMS TO EXPIRE IN 1999

James E. Mulkin                                     66              1992        1996
E. H. Moore, Jr.                                    62              1991        1996
James B. Koikos                                     58              1995        1996

                                  DIRECTORS CONTINUING IN OFFICE

Fred T. Blair                                       68              1968        1997
Malcolm E. Lewis                                    86              1968        1997
G. Larry Russell                                    45              1990        1997
B. K. Goodwin, III                                  44              1995        1998
A. W. Kuhn                                          74              1979        1998
Robert E. Paden                                     65              1992        1998

- - ---------------
(1) With the exception of Messrs. Mulkin and Paden, who were appointed as directors of the Company in 1992, and Messrs. Goodwin and Koikos, who were appointed as directors of the Company in 1995, all directors were initially appointed in May 1991 in connection with the incorporation and organization of the Company.

     Unless otherwise stated, the principal occupation of each director of the Company for the last five years is set forth below.

     JAMES E. MULKIN - Mr. Mulkin is the President of Mulkin Enterprises, Bessemer, Alabama, a diversified business operation.

     E. H. MOORE, JR. - Mr. Moore retired in 1992 from his position as President of Deaton, Inc., a trucking company in Ensley, Alabama.

     JAMES B. KOIKOS - Mr. Koikos is a restaurateur. He is owner/partner of the Bright Star Restaurant, Bessemer, Alabama, and the Merritt House, Birmingham, Alabama.

     FRED T. BLAIR - Mr. Blair is retired. On January 1, 1996, Mr. Blair retired from his positions as Chairman of the Board, President and Chief Executive Officer of the Company and First Federal. He had served as President and Chief Executive Officer of the Company since its inception in 1991 and with First Federal since 1968 and Chairman since 1995.

     MALCOLM E. LEWIS - Mr. Lewis is retired.

     G. LARRY RUSSELL - Mr. Russell is a self-employed Certified Public Accountant in Bessemer, Alabama.

     B. K. GOODWIN, III - Mr. Goodwin is the Chairman of the Board, Chief Executive Officer and President of the Company and First Federal, positions he has occupied since January 1, 1996. He has also served as Chairman of the Board of First State since January 1996. He had previously served as Senior Executive Vice

President of the Company and First Federal since February 1995. Prior to that time, Mr. Goodwin served as Chairman of the Board, Chief Executive Officer and President of Steiner Bank in Birmingham, Alabama and as President, Chief Operating Officer and Director of Secor Bank, Federal Savings Bank, in Birmingham, Alabama.

     A. W. KUHN - Mr. Kuhn retired as the Executive Director of Bessemer Housing Authority, a public housing program, in 1994.

     ROBERT E. PADEN - Mr. Paden is a self-employed Attorney in Bessemer,
Alabama.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 1996, the Board of Directors of the Company held twelve regular meetings and four special meetings. During fiscal year 1996, no director of the Company attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and the total number of meetings held by all committees of the Board on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below. Commencing in January 1995, the Board of Directors determined that all committees would consist of the full Board of Directors, except that only non-employee directors may serve on the Audit Committee.

     The Audit Committee of the Company meets periodically to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. During fiscal 1996, the Audit Committee, which consists of all non-employee directors of the Company, met twice.

     The Company's Compensation Committee, which consists of all the directors of the Company, meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The Compensation Committee met once during fiscal 1996.

     The Company's Nominating Committee, which consists of all directors of the Company, meets periodically for the purpose of nominating candidates for director of the Company. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor has it established any procedures for this purpose. During fiscal 1996, the Board met three times as the Nominating Committee. Stockholders who make nominations of candidates for directors must make such nominations in accordance with the procedures set forth in the Company's Bylaws. For a description of such procedures, see "Stockholder Proposals."

EXECUTIVE COMPENSATION AND OTHER BENEFITS

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for fiscal 1996, 1995 and 1994 awarded to or earned by the two individuals who during fiscal 1996 served as Chief Executive Officer and by the other executive officer of the Company who earned salary and bonus in fiscal 1996 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                       LONG-TERM COMPENSATION
                                                                               --------------------------------------
                                                ANNUAL COMPENSATION                      AWARDS              PAYOUTS
                                         -----------------------------------   ---------------------------  ---------
                                                                                 RESTRICTED     SECURITIES
NAME AND                      FISCAL                            OTHER ANNUAL       STOCK        UNDERLYING     LTIP     ALL OTHER
PRINCIPAL POSITION             YEAR      SALARY      BONUS      COMPENSATION    AWARD(S) (2)     OPTIONS     PAYOUTS   COMPENSATION
- - ------------------           --------   --------  ------------  -------------  ---------------  ----------  ---------  -------------


Fred T. Blair (1)               1996     $ 80,867    $20,864     $      --    $ 3,528 (3)            735    $    --    $27,544 (7)
                                1995       94,504      8,822            --      1,672 (3)            380         --     21,247
                                1994       91,025      7,585            --         -- (3)             --         --     20,018

B. K. Goodwin, III              1996 (1)  101,250    $19,685     $      --    $14,568 (4)            639    $    --    $23,188 (7)
  Chairman of the Board,        1995 (1)   15,000         --            --            --           5,000         --         --
  Chief Executive Officer
  and President of the
  Company and First
  Federal; Chairman of
  the Board of First State

C. Larry Seale                  1996     $ 92,239    $18,090     $      --    $ 3,048 (5)(6)         635    $    --    $ 4,927 (7)
  Executive Vice President      1995       85,566      7,649            --      1,452 (6)            330         --      5,673
  of the Company and            1994       78,923      6,577            --         -- (6)          2,500         --      5,070
  First Federal

- - ------------------
(1) Mr. Blair served as Chairman of the Board, President and Chief Executive Officer of the Company and First Federal until his retirement from those positions effective January 1, 1996, at which time Mr. Goodwin was appointed Chairman of the Board, Chief Executive Officer and President of the Company and First Federal. Upon his retirement, Mr. Blair's employment contract with the Company and First Federal expired. Mr. Blair's contract was comparable to the current contract with Mr. Seale. See "-- Employment Agreements." Amounts paid to Mr. Goodwin in fiscal 1995 reflect compensation paid from February 1995, when Mr. Goodwin joined the Company and First Federal, through March 31, 1995.
(2) Calculated by multiplying the number of shares awarded pursuant to the Company's Incentive Compensation Plan ("Incentive Plan") by the most recent sale price ($24.00 per share) of the Common Stock on or before May 31, 1996 known to the Company. See " -- Directors' Compensation." Mr. Goodwin's award includes an award pursuant to First Federal's Recognition and Retention Plan ("RRP").
(3) Does not include $17,363, $14,080 and $13,520 of restricted stock which vested during fiscal 1996, 1995 and 1994, respectively, but was granted prior to fiscal 1994. As of March 31, 1996, Mr. Blair no longer held any shares of restricted Common Stock.
(4) As of March 31, 1996, Mr. Goodwin held 503 shares of restricted stock with an aggregate value of $12,072, based on the most recent sale price of the Common Stock on or before May 31, 1996 ($24.00 per share) known to the Company. Of this amount, 133 shares will vest in 1996, 133 shares will vest in 1997, 133 shares will vest in 1998 and 104 shares will vest in 1999. Pursuant to the Incentive Plan and the RRP, Mr. Goodwin is entitled to receive dividends and other distributions made with respect to such shares.
(5) As of March 31, 1996, Mr. Seale held 171 shares of restricted stock with an aggregate value of $4,104, based on the most recent sale price of the Common Stock on or before May 31, 1996 ($24.00 per share) known to the Company. Of this amount, 64 shares will vest in 1996, 64 shares will vest in 1997 and 43 shares will vest in 1998. Pursuant to the Incentive Plan and the RRP, Mr. Seale is entitled to receive dividends and other distributions made with respect to such shares.
(6) Does not include $4,800, $4,400 and $4,225 of restricted stock which vested during fiscal years 1996, 1995 and 1994, respectively, but was granted prior to fiscal year 1994.
(7) Includes director's fees of $15,000 paid to Mr. Blair and $15,400 (including $400 received as a director of First State) paid to Mr. Goodwin. See " -- Directors' Compensation." Also includes $12,544, $7,788, and $4,927 paid to Messrs. Blair, Goodwin, and Seale, respectively, for unused vacation and sick leave. Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1996 did not exceed 10% of the executive officer's salary and bonus.

     Option Grants in Fiscal Year 1996. The following table contains information concerning the grant of stock options during fiscal year 1996 to the executive officers named in the Summary Compensation Table, above. Options were granted pursuant to the Incentive Plan or to the 1991 Stock Option Plan. Neither plan provides for the grant of stock appreciation rights ("SARs").

                         NUMBER OF
                         SECURITIES        % OF TOTAL
                         UNDERLYING      OPTIONS GRANTED    EXERCISE OR
                      OPTIONS GRANTED     TO EMPLOYEES       BASE PRICE   EXPIRATION
NAME                  (# OF SHARES)(1)    IN FISCAL YEAR   ($ PER SHARE)     DATE
- - ----                 -----------------   ---------------   -------------  ----------
Fred T. Blair              735                17.9%           $23.75       12/19/05
B.K. Goodwin, III          639                15.6             23.75       12/19/05
C. Larry Seale             635                15.5             23.75       12/19/05

- - ------------------
(1)  See " -- Directors' Compensation."

     Aggregate Fiscal 1996 Option Exercises and Fiscal Year-End Option Values. The following table sets forth information concerning options exercised during fiscal 1996 and the value of options held by the named executive officers at the end of the fiscal year.

                                                    NUMBER OF
                                                    SECURITIES                 VALUE OF
                                                    UNDERLYING                UNEXERCISED
                                                UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                        SHARES                  AT FISCAL YEAR-END       AT FISCAL YEAR-END (1)
                       ACQUIRED     VALUE    -------------------------  -------------------------
NAME                  ON EXERCISE  REALIZED  EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
- - ----                  -----------  --------  -------------------------  -------------------------

Fred T. Blair            5,750       $81,938         1,115/  --               $1,324 /     --
B. K. Goodwin, III          --            --         3,139/2,500              $7,660 /$ 7,500
C. Larry Seale             500       $ 7,125         3,700/2,300              $40,675/$15,513

- - ------------------
(1) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock ($24.00 per share) based on the most recent sale of the Common Stock on or before May 31, 1996 known to the Company, and the exercise price of the options.

     Employment Agreements. Effective January 1, 1996, the Company and First Federal entered into employment agreements with Mr. Goodwin as Chief Executive Officer and President of the Company and First Federal and with Mr. Seale as Executive Vice President of First Federal (collectively, the "Employment Agreements"). The Employment Agreements are intended to enable the Company and its banking subsidiaries to maintain a stable and competent management base.

     The Employment Agreements provide for three-year terms and may be extended each year for an additional year so that the remaining term shall be three years. The base salaries of Messrs. Goodwin and Seale are $135,000 and $91,500, respectively, and will be reviewed annually. In addition, the Employment Agreements provide for, among other things, a discretionary cash bonus, participation in all employee benefit plans, death benefits and reimbursement of reasonable out-of-pocket business expenses. In the event of the executive's death, the Employment Agreements provide for payment of the remaining compensation due thereunder, plus medical insurance for the executive's spouse for six months thereafter.

     The Employment Agreements provide for termination for cause at any time. In the event termination is other than for cause, the executive would be entitled to receive his base salary for the remaining term of the Employment Agreement, plus, in the case of Mr. Goodwin, his salary for an additional 12-month period. In addition, Mr. Goodwin would be entitled, at his election, to continued insurance benefits coverage through the expiration of the term of his Employment Agreement or a cash payment in an amount equal to the cost of obtaining substantially equal benefits, while Mr. Seale would be entitled to continued coverage for a period of six months following termination.

     In the event of a change in control of the Company or First Federal that results in either the dismissal of the executive or the executive's resignation upon the occurrence of certain specified events, the executive would be entitled to a severance payment equal to the excess of (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, over (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the executive receives on account of the change in control. Subject to the foregoing, the Company and First Federal also would continue the executive's life, health, accident, and disability coverage for six months following termination and, in the event of executive's death, pay death benefits and health insurance (for the remainder of the six month period, if any) to the executive's surviving spouse, if any. In addition, during the first year following a change in control, Mr. Goodwin would receive such severance payment if he voluntarily terminates employment within 90 days of the occurrence of certain specified events (for example, a required move of his personal residence or a material reduction in his base compensation) which had not been agreed to in advance.

     In addition, all directors of the Company and Mr. Seale have entered into Indemnification Agreements with the Company. For a description of the terms of such Indemnification Agreements, see " -- Directors' Compensation -- Indemnification Agreements."

DIRECTORS' COMPENSATION

     Fees. Through January 1996, the directors of the Company received $250 per month in connection with their service on the Board of Directors of the Company and $1,000 per month in connection with their service on the Board of Directors of First Federal. Beginning in February 1996, the directors of the Company receive $750 per month in connection with their service on the Board of Directors of the Company and $500 per month in connection with their service on the Board of Directors of First Federal. In addition, Mr. Goodwin receives $200 per month in connection with his service as Chairman of the Board of Directors of First State.

     Incentive Compensation Plan. Employees and directors of the Company are eligible to participate in the Incentive Plan, the purpose of which is to provide incentive compensation for employees and directors in the event the Company achieves certain performance goals indicative of its profitability and stability. A mathematical formula set forth in the Incentive Plan determines three forms of incentive compensation that participants may receive: (i) annual cash bonuses ("Bonuses"), (ii) restricted stock awards ("Restricted Stock"), and
(iii) stock options ("Options"). For each year in which the Incentive Plan is in effect, the Company will pay each participant a Bonus equal to the product of
(i) 8% of the participant's annual base salary or director's fees, and (ii) a "Multiplier," defined as the sum of (a) the percentage by which the Company's and First Federal's return-on-assets ("ROA") exceeds the median ROA of other members of a peer group of other thrift institutions headquartered in the Southeast, plus (b) one-half of the percentage by which the percentage of nonperforming assets ("NPA") of other companies in the peer group exceeds the percentage of the Company's and First Federal's NPA.

     For each Incentive Plan year, each participating key employee and director will receive a Restricted Stock award in the form of a right, conditioned on the participant's future performance of services, to shares of Common Stock. On a per capita basis, non-employee directors receive in the aggregate, shares of Restricted Stock having an aggregate fair market value equal to 7% of the total Bonuses paid to directors and key employees for such year. On a pro rata basis, key employees receive a Restricted Stock award based on their relative compensation equal to 14% of the total Bonuses paid to directors and key employees for such year. Vesting of Restricted Stock awards will generally occur at the rate of 33-1/3% per year of a participant's service after the date of the Restricted Stock award. Vesting will be accelerated to 100% upon a participant's retirement at or after age 65, death, discharge from service for any reason other than cause, or a change in control of the Company.

     In addition, for each Incentive Plan year, each participating key employee and director will receive Options to purchase five times the number of shares subject to a Restricted Stock award granted to the participant for such year.

     1991 Stock Option Plan. Pursuant to the FirstFed Bancorp, Inc. 1991 Stock Option Plan for Outside Directors, non-employee directors first elected to the Board of Directors subsequent to the Conversion automatically are awarded options to acquire 1,000 shares of Common Stock, provided sufficient options are available for grant under such plan. In addition, pursuant to the RRPs, such newly elected non-employee directors automatically are awarded 500 shares of restricted Common Stock, provided shares are available for grant under such plan.

     Directors' Retirement Plan. In their capacity as directors of First Federal, directors of the Company participate in First Federal's Directors' Retirement Plan (the "Directors' Plan"), which was approved by the Company's stockholders in 1992 and amended effective January 1, 1994. Each director of First Federal, whenever elected or appointed and whether or not also employed by First Federal, is entitled to participate in the Directors' Plan, and thereby to receive an annual retirement benefit for ten years in an amount per year equal to $9,600 times the director's "applicable percentage." A director's "applicable percentage" is based on his or her overall years of service as a director of First Federal and increases from 0% for less than three years of service, to 50% for between three and five years of service, to 75% for between six and nine years of service, to 100% for 10 or more years of service. Retirement benefits become payable upon a director's termination of service on the Board of Directors for any reason. If a Participant dies prior to collecting his entire vested benefit under the Directors' Plan, First Federal will pay the present value of such vested but unpaid benefit to the director's designated beneficiary (if living), and otherwise to the director's estate (unless the director had elected to have said death benefit paid in installments). First Federal's Board of Directors may amend or terminate the Directors' Plan at any time, provided that such action may not affect the rights of directors to receive their vested interest. The Directors' Plan is an unfunded plan for federal income tax and labor law purposes, although First Federal has established a grantor trust, the assets of which remain subject to the claims of First Federal's creditors. First Federal expects to regularly contribute amounts to the trust equal to the accrued expense for plan benefits.

     Deferred Compensation Plans. First Federal and the Company maintain separate but similar deferred compensation plans pursuant to which directors, officers and select employees may annually elect to defer the receipt of Board fees and up to 25% of their salary. Associated with each plan is a separate grantor trust to which all fee and salary deferrals may be contributed. The assets of these trusts will be used to pay benefits to participants, but are subject to the claims of general creditors until distributed from the trusts. Subject to the guidelines under each plan, each participant may elect (i) the time and manner under which his or her plan benefit will be paid, and (ii) the measure of the deemed investment return on his or her deferred compensation account. Such return may be based in whole or part on either the rate of return on Common Stock or First Federal's highest yielding certificate of deposit. A participant's interest in the plans is at all times nonforfeitable, nonalienable and nontransferable, although the interest of a deceased participant will be paid to his or her designated beneficiary. The Boards of Directors of First Federal and the Company are responsible for management of the operation and administration of the respective plans and have the discretion to amend these plans and the related trust agreements (subject to participant consent as to vested benefits).

     Indemnification Agreements. The Company has entered into Indemnification Agreements (the "Indemnification Agreements") with each of the Company's directors and with certain officers of the Company and First Federal. The Indemnification Agreements provide for retroactive as well as prospective indemnification to the fullest extent permitted by law against any and all expenses (including attorneys' fees and all other costs and obligations), judgments, fines, penalties and amounts paid in settlement in connection with any claim or proceeding arising out of that person's service as an officer or director of the Company or First Federal. The Indemnification Agreements also provide for the prompt advancement of expenses to the director or officer in connection with investigating, defending or being a witness or participating in any proceeding. The Indemnification Agreements further provide a mechanism through which the director or officer may seek court relief in the event the Company's Board of Directors (or other person appointed by such Board) determines that the director or officer would not be permitted to be indemnified under applicable law. The Indemnification Agreements impose on the Company the burden of proving that the director or officer is not entitled to indemnification in any particular case.

     The Indemnification Agreements provide that a Change in Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 25% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any 24-consecutive-month-period, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets. In the event of a potential Change of Control, the director or officer may require the Company to establish a trust in an amount sufficient to cover the anticipated claims under the agreement. Following a Change in Control, all determinations regarding a right to indemnity and a right to advancement of expenses shall be made by independent legal counsel to be selected by the director or officer and approved by the Board.

     While not requiring the maintenance of directors' and officers' liability insurance, the Indemnification Agreements require that the directors and officers be provided with maximum coverage if there is such a policy. Further, the Indemnification Agreements provide that if the Company pays a director or officer pursuant to an Indemnification Agreement, the Company will be subrogated to such director's or officer's rights to recover from third parties.

     Other Benefit Plan. Subject to receipt of stockholder approval at this Meeting, the Company will implement a stock option and incentive plan for the benefit of selected employees. For information regarding the terms of this plan, see Proposal II below.

TRANSACTIONS WITH MANAGEMENT

     First Federal and First State each offer loans to officers and directors of First Federal, First State and the Company in the ordinary course of business. Such loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliates and do not involve more than the normal risk of collectibility or present other unfavorable features.


- - --------------------------------------------------------------------------------
        PROPOSAL II -- APPROVAL OF 1995 STOCK OPTION AND INCENTIVE PLAN
- - --------------------------------------------------------------------------------

GENERAL

  The Board of Directors (the "Board") of the Company has adopted the FirstFed Bancorp, Inc. 1995 Stock Option and Incentive Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are intended only to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

  The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

  Effective Date. The Option Plan became effective on the date of its approval by the Company's Board of Directors (the "Effective Date"). However, the effectiveness of the Option Plan and any awards granted hereunder is subject to stockholder approval.

  Administration. The Option Plan is administered by a committee (the "Committee") appointed by the Board of Directors, consisting of at least three directors of the Company who are "disinterested persons" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, to prescribe, amend, and rescind rules and regulations relating to the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the Option Plan. The Committee currently consists of all non-employee directors of the Company.

  Eligible Persons; Types of Awards. Under the Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees as the Committee shall designate. Directors who are not employees will receive the automatic grants described below (see "Automatic Grants"), but will otherwise be ineligible to receive Awards under the Option Plan. As of the Record Date, the Company and its subsidiaries had 66 employees and eight non-employee directors who were eligible to participate in the Option Plan.

  Shares Available for Grants. The Option Plan reserves 30,000 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be authorized but unissued shares, shares held in treasury, or shares held in a grantor trust created by the Company. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Plan provides for a proportionate adjustment in the number and kind of shares reserved for issuance under the Option Plan, the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

  Options.  Options may be either incentive stock options ("ISOs") as defined in
Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs.

  Automatic Grants. On the Effective Date, non-employee directors of the Company or the Bank received a one-time grant of an Option to purchase 1,125 shares of Common Stock at an exercise price per share equal to its fair market value on the Effective Date. In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including the Bank) after the Effective Date will receive, on the date of joining the Board, Non-ISOs to purchase 1,000 shares of Common Stock (or such lesser number of shares as are then available under the Option Plan), at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. Options granted to non-employee directors have a term of ten years, and expire one year after a director terminates service on the Board for any reason (two years in the event of the director's death during the term of his directorship), but in no event later than the date on which such Options would otherwise expire.

  SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between
(i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

  Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee, provided that each Option is fully exercisable on the date of its grant, but not before the Option Plan receives stockholder approval. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for just cause, (ii) the date one year after an optionee terminates service due to disability, (iii) the date two years after an optionee terminates service due to death, or (iv) the date three months after an optionee terminates service for a reason other than just cause, death, or disability.

  An optionee may exercise Options or SARs, subject to provisions relative to their termination and any limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise and may consist of shares subject to the Option being exercised.

  Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

  Nontransferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Limited transfers, principally to family members, is allowable to the extent permitted by federal securities laws and regulations.

  Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

  Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award previously granted.

  Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionees, alter or impair any rights or obligations under any Award previously granted.

  Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration, other than the exercise price, for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under current accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

  After SARs are granted, the Company must recognize compensation expense to the extent of the appreciation, if any, in the market price of the Common Stock to which the SARs relate over the exercise price of those shares for the particular income period. If the market value of the Common Stock subsequently declines, the Company may recognize income or reverse the prior expense (but not by more than the aggregate of such prior expenses).

FEDERAL INCOME TAX CONSEQUENCES

  ISOs. An optionee recognizes no taxable income upon the grant of ISOs. However, upon exercise of the ISO, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO must be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

  If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. If an optionee disposes of the shares before the expiration of either of these two special holding periods (a "disqualifying disposition"), the optionee must recognize ordinary income in an amount equal to the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise, with the remainder of the gain, if any, treated as capital gain.

  The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee recognizes ordinary income because of a disqualifying disposition, the Company may deduct an equivalent amount as compensation expense.

  Non-ISOs. Generally, an optionee recognizes no income upon the grant of a Non-ISO. An optionee must recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price. In the alternative, the holder of a Non-ISO may elect, within 30 days after the Non-ISO is granted, to recognize such income immediately upon the date of grant. An officer or director who is subject to the six-month short-swing profits rule under the federal securities laws will not be required to recognize income upon the exercise of a Non-ISO until at least six months after the grant date of the Non-ISO's (if later) unless the officer or director elects to recognize such income upon exercise. Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

  SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

STOCK OPTIONS GRANTED

  Set forth below is certain information relating to all Awards that would become effective upon stockholder approval of the Option Plan. All such Options
(i) are subject to the terms and conditions described above, and (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options equals the fair market value of the Common Stock on the date of grant ($23.75 per share). As of the date hereof, the Option grants disclosed below were the only Awards that had been made under the Option Plan, although future Awards are anticipated.

                                                      Value of Shares          Number of Shares
Participant (or Group)                           Underlying Options ($)(1)  Subject to Options (2)
- - ----------------------                           -------------------------  ----------------------
   B. K. Goodwin, III, Chief                                $1,875                   7,500
     Executive Officer and President
   Lynn J. Joyce, Vice President,                           $  875                   3,500
     Secretary and Treasurer
   C. Larry Seale, Executive                                $  625                   2,500
     Vice President
   Fred T. Blair, Director                                  $  281                   1,125
   James B. Koikos, Director                                $  281                   1,125
   A. W. Kuhn, Director                                     $  281                   1,125
   Malcolm E. Lewis, Director                               $  281                   1,125
   E. H. Moore, Jr., Director                               $  281                   1,125
   James E. Mulkin, Director                                $  281                   1,125
   Robert E. Paden, Director                                $  281                   1,125
   G. Larry Russell, Director                               $  281                   1,125
   All executive officers, as a group                       $3,500                  14,000
     (4 persons)
   All directors who are not                                $2,250                   9,000
     executive officers, as a group
     (8 persons)
   All employees, including all                             $  750                   3,000
     current officers who are not
     executive officers, as
     a group (6 persons)

__________________
(1) Represents the extent to which the fair market value of the Common Stock underlying each Option ($24.00 per share, based upon the most recent sale on or before May 31, 1996 known to the Company) exceeds the exercise price for such shares ($23.75 per share, which equaled its fair market value on the date of the grant).
(2) Represents the right to purchase the number of shares of the Company's common stock that is listed opposite the name of each optionee.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan to satisfy both the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to exempt certain option transactions from the six-month short-swing trading rules of the Securities and Exchange Commission. The Option Plan must be approved by a majority of the votes cast for tax purposes and by a majority of the votes present, or represented, at the Meeting for purposes of the six-month short-swing trading rules.

     Stockholder approval of the Option Plan by a favorable vote of a majority of the votes present or represented and entitled to vote at the Meeting (assuming a quorum of a majority of the outstanding shares of Common Stock is present) will be deemed to satisfy the foregoing tax and securities law requirements. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

- - -------------------------------------------------------------------------------
                               NEW PLAN BENEFITS
- - -------------------------------------------------------------------------------

     The following table sets forth certain information regarding the benefits to be received under the Option Plan.

                     1995 Stock Option and Incentive Plan
                     ------------------------------------

                                             Dollar        Number
Name and Position                         Value ($)(1)  of Units (2)
- - ----------------------------------------  ------------  ------------

Fred T. Blair                             $    --                --
B. K. Goodwin, III                          $1,875            7,500
C. Larry Seale                              $  875            2,500
All executive officers, as a group (4       $3,500           14,000
 persons)
All directors who are not executive         $2,250            9,000
 officers, as a group (8 persons)
All employees who are not executive         $  750            3,000
 officers, as a group (6 persons)
- - --------------------

(1) Determined by reference to the market value of the Common Stock ($24.00 per share), based on the most recent sale of the Common Stock on or before May 31, 1996 known to the Company.
(2) All Options listed herein will be granted on the date that the Company's stockholders approve the Option Plan. In addition to the Option grants shown herein, the Option Plan provides for future grants of Awards pursuant to the terms of the Option Plan summarized above. See "Proposal II -- Approval of 1995 Stock Option and Incentive Plan."

- - -------------------------------------------------------------------------------
                       SECURITY OWNERSHIP OF MANAGEMENT
- - -------------------------------------------------------------------------------


     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group.


                              AMOUNT AND      PERCENT OF
                              NATURE OF       SHARES OF
                              BENEFICIAL     COMMON STOCK
       NAME                  OWNERSHIP(1)    OUTSTANDING
      -------               -------------  -------------

Fred T. Blair                  12,164(2)(3)         1.99 %
B. K. Goodwin, III              5,752               0.94
James B. Koikos                10,054(4)            1.64
A. W. Kuhn                     26,731               4.36
Malcolm E. Lewis               20,894(5)            3.41
E. H. Moore, Jr.               19,368(6)            3.16
James E. Mulkin                16,433               2.68
Robert E. Paden                16,103               2.63
G. Larry Russell               15,148(7)            2.47
C. Larry Seale                 10,539(8)(2)         1.72
All Executive Officers and    157,370(2)           25.68
  Directors as a Group
  (12 Persons)

- - -------------------
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder or by spouses, by immediate family members, or as a custodian or trustee for minor children, over which shares the director effectively exercises sole or shared voting and/or investment power, unless otherwise indicated. Includes 416, 400, 100, 100, and 1,016 shares of Common Stock owned by the RRPs and awarded to Directors Goodwin, Koikos, Mulkin and Paden and to all executive officers and directors as a group, respectively, as to which shares such directors have voting power.
     Includes 1,115, 3,139, 1,000, 390, 390, 4,640, 390, 6,140, 4,665 and 23,784
     shares of Common Stock, as to which shares Directors Blair, Goodwin, Koikos, Kuhn, Lewis, Moore, Paden, Russell, Seale and all executive officers and directors as a group, respectively, have the right to purchase pursuant to stock options exercisable within 60 days after the Record Date. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by each director and the group. Includes 87, 71, 71, 71, 71, 71, 71, 171 and 882 shares of Common Stock which vest over a three year period for Directors Goodwin, Kuhn, Lewis, Moore, Mulkin, Paden, Russell and Seale and for all executive officers and directors as a group, respectively, pursuant to the Incentive Plan. See " -- Directors' Compensation -- Incentive Compensation Plan." Includes 1,920, 100, 1,920, 300, 1,920, 600 and 6,760 shares of
     Common Stock vested from the RRP and held by a Deferred Compensation Plan trust for the benefit of Directors Blair, Koikos, Moore, Mulkin, Russell and Seale and all executive officers and directors as a group, respectively. See "-- Directors' Compensation."
(2) Includes 2,626, 2,156 and 6,728 shares of Common Stock owned by the ESOP and allocated to the account of Mr. Blair, Mr. Seale and all executive officers.
                                         [footnotes continued on following page]

[footnotes continued from following page]

(3)  Includes 6,503 shares of Common Stock owned by Mr. Blair's wife.
(4)  Includes 3,000 shares held in a trust of which Mr. Koikos is a trustee.
(5)  Includes 391 shares of Common Stock owned by Mr. Lewis's wife.
(6)  Includes 1,000 shares of Common Stock owned by Mr. Moore's wife.
(7) Includes 1,010 shares of Common Stock owned jointly by Mr. Russell's wife and minor children. Also includes 1,000 shares of Common Stock owned by Mr. Russell's brother's political campaign fund, of which fund Mr. Russell is Chairman and as to which shares Mr. Russell has voting power.
(8) Includes 100 shares of Common Stock owned by Mr. Seale as custodian for grandchildren. Also includes 25 shares of Common Stock owned by Mr. Seale's wife and son.

- - --------------------------------------------------------------------------------
                    RELATIONSHIP WITH INDEPENDENT AUDITORS
- - --------------------------------------------------------------------------------


     Arthur Andersen LLP, which was the Company's independent auditors for the 1996 fiscal year, is expected to be retained by the Board of Directors to be the Company's auditors for the 1997 fiscal year. A representative of Arthur Andersen LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

- - --------------------------------------------------------------------------------
                                 OTHER MATTERS
- - --------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

- - --------------------------------------------------------------------------------
                                 MISCELLANEOUS
- - --------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Chemical Bank, a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $3,000 and reimbursement of certain out-of-pocket expenses.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

- - --------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
- - --------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1630 Fourth Avenue North, Bessemer, Alabama 35020, no later than February 19, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

   The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting of stockholders, the stockholder must give written notice to the Secretary of the Company not less than 90 days before the time originally fixed for such meeting; provided, however, that in the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of an annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at an annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Lynn J. Joyce

                                 Lynn J. Joyce
                                 Secretary
Bessemer, Alabama
June 19, 1996
- - --------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-K
- - --------------------------------------------------------------------------------

   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIRSTFED BANCORP, INC., 1630 FOURTH AVENUE NORTH, BESSEMER, ALABAMA 35020.

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                                   EXHIBIT A

                            FIRSTFED BANCORP, INC.
                     1995 STOCK OPTION AND INCENTIVE PLAN


          1.  Purpose of the Plan.

          The purpose of this FirstFed Bancorp, Inc. 1995 Stock Option and Incentive Plan (the "Plan") is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

          2.  Definitions.

          As used herein, the following definitions shall apply.

          (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

          (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

          (c) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

          (d) "Bank" shall mean First Federal Savings Bank.

          (e) "Board" shall mean the Board of Directors of the Company.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

          (h) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

          (i) "Company" shall mean FirstFed Bancorp, Inc.

          (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

          (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

          (l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

          (m) "Disinterested Person" shall mean any member of the Board who, at the time discretion under the Plan is exercised, is a "disinterested person" within the meaning of Rule 16b-3.

          (n) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

          (o) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

          (p) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

          (q) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

          (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

          (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

          (t) "Option" means an ISO and/or a Non-ISO.

          (u) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

          (v) "Participant" shall mean any person who receives an Award pursuant to the Plan.

          (w) "Plan" shall mean this FirstFed Bancorp, Inc. 1995 Stock Option and Incentive Plan.

          (x) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          (y) "Share" shall mean one share of Common Stock.

          (z) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

          (aa) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has continuously been an Employee or Director of the Company or an Affiliate.

          3.  Term of the Plan and Awards.

          (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

          (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

          4.  Shares Subject to the Plan.

          (a) General Rule. The aggregate number of Shares deliverable pursuant to Awards shall not exceed 30,000 Shares, as such number may be adjusted on and after the Effective Date pursuant to Paragraph 11 hereof. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

          (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

          5.  Administration of the Plan.

          (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than three (3) members of the Board who are Disinterested Persons. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Disinterested Persons.

          (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

          (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be
bound by the terms and restrictions of the Plan and of such Agreement.   The
terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

          The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

          (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

          (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

          6.  Grant of Options.

          (a) General Rule. Only Employees shall be eligible to receive Awards. In selecting those Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Sections 6(b) and 9 hereof.

          (b) Automatic Grants to Employees. On the Effective Date, each of the following Employees shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective Date:

                         Number of Shares
Participant             Subject to Option
- - -----------             -----------------
B. K. Goodwin, III           7,500
Lynn J. Joyce                3,500
C. Larry Seale               2,500
Cathy N. Ackerman              500
W. Max Adams                   500
Brenda M. Baswell              500
Robert Nelson, III             500
Martha A. Peeples              500
James E. Smith, Jr.            500
Rhonda T. Wannemuehler         500

     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

          (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.


          7.  Exercise Price for Options.

          (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns

Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

          (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. Notwithstanding the foregoing, in the event that either (i) the Committee exercises its discretion to impose transfer (or other) restrictions on the Shares subject to an Option, or (ii) the Plan requires specified transfer restrictions, the Committee shall make an appropriate adjustment in determining the Market Value of the Shares subject to such an Option (in order to take into account that their fair market value may be less than the fair market value of unrestricted Shares).

          8.  Exercise of Options.

          (a) Generally. Unless otherwise provided by the Committee pursuant to an applicable Agreement, each Option shall be fully (100%) exercisable immediately upon the date of its grant, subject to Paragraph 13 hereof.

          (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and any limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. A Participant who exercises Non-ISOs pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 19 hereof.

          (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

          (3) Disability, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

          (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

          9.   Grants of Options to Non-employee Directors

          (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, Non-ISOs to purchase 1,125 of the Shares reserved under Paragraph 4(a) hereof. Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant. Each Director who joins the Board after the Effective Date and who is not then an Employee shall receive, on the date of joining the Board, Non-ISOs to purchase 1,000 of the Shares reserved under Paragraph 4(a) of the Plan, at an Exercise Price per Share equal to its Market Value on the date of grant.

          (b) Terms of Exercise. Options received under the provisions of this Paragraph will become exercisable in accordance with the general rule set forth in Paragraph 8(a) hereof, and may be exercised from time to time by (a) written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and (b) payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 19 hereof.

     Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall expire one year after the date on which a Director terminates Continuous Service on the Board, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within one year of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

          (c) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

          10.  SARs (Stock Appreciation Rights)

          (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

          (1) The SAR will expire no later than the ISO;

          (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

          (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

          (4) The SAR may be exercised only when the ISO may be exercised; and

          (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

          (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

          (c) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant.

     The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

          (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

          (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

          11.  Effect of Changes in Common Stock Subject to the Plan.

          (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

          (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

          (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

          (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

          (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

          12.  Non-Transferability of Awards.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding any other provision of this Plan to the contrary, to the extent permissible under Rule 16b-3, a Participant who is granted Non-ISOs pursuant to this Plan may transfer such Non-ISOs to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust, provided that Non-ISOs so transferred may not again be transferred other than (i) to the Participant originally receiving the grant of Non-ISOs, or (ii) to an individual or trust to whom such Participant could have transferred Non-ISOs pursuant to this Paragraph 12. Non-ISOs which are transferred pursuant to this Paragraph 12 shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such Non-ISOs in the hands of the Participant originally receiving the grant of such Non-ISOs.

          13.  Time of Granting Awards.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date; provided that no Option shall be exercisable before the Plan receives stockholder approval in accordance with Paragraph 14 hereof. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

          14.  Effective Date.

     The Plan shall become effective immediately upon its approval by the Board, provided that, only to the extent required for the Plan to be in conformity with Rule 16b-3, the effectiveness of the Plan and any Awards shall be contingent upon a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws.

          15.  Modification of Awards.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

          16.  Amendment and Termination of the Plan.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plans. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

          17.  Conditions Upon Issuance of Shares.

          (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

          (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

          18.  Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

          19.  Withholding Tax.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations.

          20.  No Employment or Other Rights.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

          21.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the State of Alabama, except to the extent that federal law shall be deemed to apply.

                                REVOCABLE PROXY
                            FIRSTFED BANCORP, INC.
                               BESSEMER, ALABAMA
- - --------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 23, 1996
- - --------------------------------------------------------------------------------

   The undersigned hereby appoints Larry Russell, Robert E. Paden and Fred T. Blair, or any of them, with full powers of substitution, to act as proxies for the undersigned to vote all shares of the Company's common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company located at 1630 Fourth Avenue North, Bessemer, Alabama, on Tuesday, July 23, 1996 at 4:30 p.m., local time, and at any and all adjournments thereof, as follows:

                                         FOR    WITHHOLD
                                         ---    --------
   1.  The election as directors of the  / /      / /
       nominees listed below.

       James E. Mulkin
       E. H. Moore, Jr.
       James B. Koikos

       INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY
       NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

       --------------------------------------------------

                                                     FOR   AGAINST  ABSTAIN
                                                     ---   -------  -------
   2.    The Approval of the FirstFed Bancorp, Inc.  / /     / /      / /
         1995 Stock Option and Incentive Plan.

   The Board of Directors recommends a vote "FOR" the listed propositions.

- - --------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR AND FOR
THE OTHER PROPOSAL.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS
PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF
DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
BUSINESS TO BE PRESENTED AT THE MEETING.  THIS PROXY CONFERS DISCRETIONARY
AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY
PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL
NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 1996 ANNUAL MEETING.
- - --------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


   Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated June 19, 1996 and an annual report.

Dated:                         , 1996
       ------------------------


_____________________________________    ___________________________________
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER


_____________________________________    ___________________________________
 SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



- - --------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
- - --------------------------------------------------------------------------------